Supplement to
The Jensen Quality Growth Fund Inc.
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated September 30, 2024

October 8, 2024

Eric Schoenstein, a Vice President and Portfolio Manager of The Jensen Quality Growth Fund Inc. (the “Fund”), and the Chief Investment Officer, Vice President, and a director and an owner of 33% of outstanding shares of the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”), will retire and sell his entire equity interest to the Adviser on or about March 1, 2025. Effective as of the date Mr. Schoenstein sells his shares back to the Adviser, Mr. Schoenstein will retire and resign as the Vice President of the Fund and as Chief Investment Officer, Vice President of the Adviser and as a member of the Adviser’s six-person investment team which is responsible for the Fund’s investment decisions. Mr. Schoenstein also will resign from the Adviser’s board of directors.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment advisory agreement with the Adviser terminates automatically upon its assignment, which is deemed to include any change in control of the Adviser. Mr. Schoenstein’s sale of his shares of the Adviser back to the Adviser, when completed, will result in a change in control of the Adviser under the 1940 Act and, accordingly, the Fund’s investment advisory contract with the Adviser will automatically terminate as provided under the 1940 Act.

Following Mr. Schoenstein’s retirement, the Fund will continue to be managed by the remaining five members of the Adviser’s investment team for the Fund. The percentage ownership of the Adviser by Robert D. McIver, one of the Adviser’s Managing Directors and a member of its investment committee and a 25% owner of the Adviser, will increase to 38% after the change in control. Accordingly, Mr. McIver will remain a control person of the Adviser.

At a special meeting of shareholders scheduled for November 1, 2024, shareholders of record of the Fund as of August 26, 2024 will vote on a proposal to approve a new investment advisory contract between the Fund and the Fund’s Adviser, and on other proposals including the election of the Fund’s directors. The proposed new investment advisory agreement would become effective as of the date of the change in control of the Fund’s Adviser, which is expected to occur on or about March 1, 2025. There are no changes in the investment advisory fees to be paid by the Fund or the services provided by the Adviser under the proposed new investment advisory contract. A proxy statement describing the proposals was mailed on or about September 25, 2024 to the Fund’s record-date shareholders and is available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Please retain this supplement for future reference.